UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

       Date of Report (date of earliest event reported): October 26, 2005

                         TIENS BIOTECH GROUP (USA), INC.
             (Exact name of registrant as specified in its charter)

         Delaware                      0-49666                  75-2926439
----------------------------         -----------          ----------------------
(State or other jurisdiction         (Commission             (I.R.S. Employer
     of incorporation)               File Number)         Identification Number)

                              No. 6, Yuanquan Road
                         Wuqing New-Tech Industrial Park
                              Tianjin, China 301700
              =====================================================
              (Address of principal executive offices and zip code)


                                (86) 22-8213-7658
              =====================================================
               (Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)






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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Tiens Biotech Group (USA), Inc.'s (the "Registrant") 80% owned subsidiary, Tianjin Tianshi Biological Development Co., Ltd. ("Biological"), which is based in Tianjin, People's Republic of China (the "PRC" or "China") entered into three agreements with Tianjin Tianshi Biological Engineering Co., Ltd. ("Engineering"), a company incorporated in China and an affiliate of Biological through common ownership, each such agreement as described below.

The Nutrition Supplements Market Committee of the China Health Care Association ("CHCA") assessed the value of the certificates in each of the Agreements (as defined herein). The CHCA is an independent, non-profit organization composed of manufacturing enterprises, research and development institutions in the medical and health industry and entrepreneurs and professionals from related fields. The Nutrition Supplements Market Committee of the CHCA initiates the construction of industry benchmark and industry criterion, promotes the smooth development in research and development, manufacture and sales for wellness products, and makes contributions in setting up social credibility for enterprises and products.

On October 26, 2005, Biological entered into an agreement with Engineering (the "Wellness Products Agreement I") relating to the joint ownership of the Certificates of Domestic Wellness Product issued by the State Food and Drug Administration of the PRC (the "SFDA") covering eighteen of its wellness products (the "Wellness Certificates I") and the relevant production technology. Pursuant to the Wellness Products Agreement I, Biological will jointly share the ownership of the Wellness Certificates I and relevant production technology with Engineering. Engineering is agreeing to share ownership of the Wellness Certificates I and relevant production technology with Biological. Biological and Engineering both have the right to use the Wellness Certificates I to produce, manufacture and sell wellness products pursuant to local law and all technology. As of the date of the Wellness Products Agreement I, the Registrant has no revenue sharing agreement from Engineering to Biological as the result of joint ownership and sales of products.

The Nutrition Supplements Market Committee of the CHCA assessed a value of USD$1.22 million (USD$1.00 = 8.08 RMB) to the Wellness Certificates I and the relevant production technology, based upon its Market Evaluation Report. Engineering paid Biological 20% of this purchase price upon signing the Wellness Products Agreement I and will pay the remaining 80% of the purchase price within seven business days of the date the SFDA transfers ownership and changes the name of the Wellness Certificates I to Engineering.

On October 26, 2005, Biological entered into an agreement with Engineering (the "Wellness Products Agreement II") relating to the transfer of ownership of the Certificates of Domestic Wellness Product issued by the SFDA to Biological covering six of its wellness products (the "Wellness Certificates II") and the relevant production technology. Pursuant to the Wellness Products Agreement II,




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

Biological is transferring ownership of the Wellness Certificates II and relevant production technology to Engineering. Engineering has the sole right to use the Wellness Certificates II to produce, manufacture and sell the wellness products pursuant to local law and all technology. As of the date of the Wellness Products Agreement II, the Registrant has no revenue sharing agreement from Engineering to Biological as the result of the sales of products.

The Nutrition Supplements Market Committee of the CHCA assessed a value of USD$292,503 (USD$1.00 = 8.08 RMB) to the Wellness Certificates II and the relevant production technology, based upon its Market Evaluation Report. Engineering paid Biological 20% of this purchase price upon signing the Wellness Products Agreement II and will pay the remaining 80% of the purchase price within seven business days of the date the SFDA transfers ownership and changes the name of the Wellness Certificates II to Engineering.

On October 26, 2005, Biological entered into an agreement with Engineering (the "Dietary Supplement Products Agreement" and collectively, the Wellness Products Agreement I, Wellness Products Agreement II and Dietary Supplement Products Agreement, the "Agreements") relating to the joint ownership of the Certificates of Domestic Dietary Supplement Product issued by the SFDA to Biological covering ten of its dietary supplement products (the "Dietary Supplement Certificates") and the relevant production technology. Pursuant to the Dietary Supplement Products Agreement, Biological will jointly share the ownership of the Dietary Supplement Certificates and relevant production technology with Engineering. Engineering is agreeing to share ownership of the Dietary Supplement Certificates and relevant production technology with Biological. Biological and Engineering both have the right to use the Dietary Supplement Certificates to produce, manufacture and sell the dietary supplement products pursuant to local law and all technology. As of the date of the Dietary Supplement Products Agreement, the Registrant has no revenue sharing agreement from Engineering to Biological as the result of joint ownership and sales of products.

The Nutrition Supplements Market Committee of the CHCA assessed a value of USD$173,126 (USD$1.00 = 8.08 RMB) to the Dietary Supplement Certificates and the relevant production technology, based upon its Market Evaluation Report. Engineering paid Biological 20% of this purchase price upon signing the Dietary Supplement Products Agreement and will pay the remaining 80% of the purchase price within seven business days of the date that Biological delivers to Engineering all of the documents related to the technology for the dietary supplements and the Dietary Supplement Certificates.

Under Chinese law, a Certificate of Domestic Wellness Products is required for the production and sale of wellness products in China. Biological entered into each of the Agreements with Engineering to enable Engineering to produce, market and sell all of Biological's nutrition supplement products in China.

Jinyuan Li, the Chief Executive Officer, President and Director of the Registrant is a majority shareholder of both Biological and Engineering.
Biological  conducts  the  marketing  and sales of all of its  products  through



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

Engineering, and Engineering markets and sells Biological's products in China through its 23 branches, representative offices and chain stores, and nine domestic affiliated companies.

The organization chart and percentage ownership of each entity is further described in the Registrant's Annual Report on Form 10-KSB, for the fiscal year ended December 31, 2004.



















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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               TIENS BIOTECH GROUP (USA), INC.
                                               By:   /s/ Jinyuan Li
                                                  ----------------------------
                                                  By: Jinyuan Li
                                                  Title: Chief Executive Officer
                                                  Date: November 1, 2005




















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